EXHIBIT 10.3

FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT
AND CONSENT AGREEMENT

      THIS FIRST AMENDMENT TO REVOLVING CREDIT AGREEMENT AND CONSENT AGREEMENT, dated as of May 18, 2001 (this “Amendment”), among EOP OPERATING LIMITED PARTNERSHIP (the “Borrower”) and the BANKS listed on the signature pages hereof (the “Banks”).

W I T N E S S E T H

      WHEREAS, the parties to this Amendment are parties to that certain Revolving Credit Agreement, dated as of May 12, 2000 (the “Credit Agreement”); and

      WHEREAS, the Borrower requested an amendment to the definition of “Permitted Holdings” provided in the Credit Agreement and a consent pursuant to Section 5.9 of the Credit Agreement for the proposed merger of Spieker Properties, Inc. (“Spieker”) with and into Equity Office Properties Trust (“EOPT”) and Spieker Properties, LP., with and into Borrower (the “Spieker Merger”).

      NOW, THEREFORE, the parties hereto agree as follows:

      1.    Defined Terms. Capitalized term used in this Amendment and not defined herein shall have the meaning provided in the Credit Agreement.

      2.    Permitted Holdings. Section 1.1 of the Credit Agreement is hereby amended by deleting the definition of “Permitted Holdings“on page 21 of the Credit Agreement and substituting the following therefor:

“Permitted Holdings” means Unimproved Assets, Development Activity, Joint Venture Interests, interests in Taxable REIT Subsidiaries, Investment Mortgages, Securities and Properties which constitute primarily warehouse distribution facilities, but only to the extent permitted in Section 5.8.

      3.    Spieker Merger. The Banks hereby consent pursuant to Section 5.9 of the Credit Agreement to the Spieker Merger. The consent granted hereby shall be a one time consent and shall not be deemed to be a waiver of any future consent rights of the Banks pursuant to the Credit Agreement.

      4.    Effectiveness of Amendment and Waiver.

             (a)    Pursuant to Section 9.5 of the Credit Agreement, the amendment to the Credit Agreement pursuant to Section 2 of this Amendment shall become effective on the date upon which the Borrower and the Required Banks shall have executed this Amendment.

             (b)    Pursuant to Section 5.9 of the Credit Agreement, the consent to the merger transaction between the Borrower, EOPT and Spieker pursuant to Section 2 of this Amendment shall become effective on the date upon which the Borrower and the Majority Banks shall have executed this Amendment.

      5.    Representations and Warranties. The Borrower hereby represents and warrants that each of the representations and warranties contained in the Credit Agreement or in any other Loan Document, are true and correct in all material respects immediately after giving effect to this Amendment, on and as of the date hereof, it being understood and agreed that all references to the Credit Agreement in the Credit Agreement and the other Loan Documents shall be deemed for purposes of this Section to mean the Credit Agreement, as amended by this Amendment.

      6.    Ratification of Credit Agreement. Except as herein expressly amended, the Credit Agreement, as amended by this Agreement, is in all respects ratified and confirmed.

      8.    Headings. Each of the captions contained in this Amendment are for the convenience of reference only and shall not define or limit the provisions hereof.

      9.    Governing Law. This Amendment shall be governed by the laws of the State of New York, without regard to choice of law rules.

      10.   Counterparts. This Amendment may be executed in one or more counterparts, each of which shall constitute an original and all of which when taken together shall constitute one binding agreement.

      11.   Severability. The provisions of this Amendment are severable, and if any one clause or provision hereof shall be held invalid or unenforeceable in whole or in part, then such invalidity or uneforceablity shall affect only such clause or provision, or part thereof, and not any other clause or provision of this Amendment.

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      IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be duly executed by their respective authorized officers as of the day and year first above written.

EOP OPERATING LIMITED PARTNERSHIP, a Delaware limited partnership

By: Equity Office Properties Trust, a Maryland real estate investment trust, its managing general partner

By: /s/ MAUREEN FEAR Name: Maureen Fear Title: Senior Vice President, Treasurer

EQUITY OFFICE PROPERTY TRUST hereby consents to this First Amendment to Revolving Credit Agreement and Consent Agreement and ratifies its obligations under that certain Guaranty of Payment – No. 1, dated as of May 12, 2000, by Equity Office Property Trust to Bank of America, N.A., as administrative agent, and that certain Guaranty of Payment – No. 2, dated as of May 12, 2000, by Equity Office Properties Trust to Bank of America, as administrative agent.

EQUITY OFFICE PROPERTIES TRUST,
a Maryland real estate investment trust

By:/s/ MAUREEN FEAR
Name: Maureen Fear
Title: Senior Vice President, Treasurer

BANK OF AMERICA, N.A., as a Bank

By:/s/ PATRICK TROWBRIDGE Name: Patrick Trowbridge Title: Vice President

Commitment: $68,000,000

THE CHASE MANHATTAN BANK, as a Bank

By: /s/ MARC E. COSTANTINO Name: Marc E. Costantino Title: Vice President

Commitment: $68,000,000

MORGAN GUARANTY TRUST COMPANY OF NEW YORK, as a Bank

By: /s/ GEORGE EDWARD WINCKLER Name: George Edward Winckler Title: Vice President

Commitment: $68,000,000

UBS AG STAMFORD BRANCH, as a Bank

By:/s/ DAVID GOLDMAN Name: David Goldman Title: Director

By:/s/ XIOMARA MARTEZ Name: Xiomara Martez Title: Director

Commitment: $68,000,000

PNC BANK, NATIONAL ASSOCIATION, as a Bank

By: /s/ MICHAEL E. SMITH Name: Michael E. Smith Title: Vice President

Commitment: $65,000,000

FLEET NATIONAL BANK, as a Bank

By: Name: Title:

Commitment: $65,000,000

DRESDNER BANK AG, NEW YORK AND GRAND CAYMAN BRANCHES, as a Bank

By: /s/ MAUREEN M. SLENTZ Name: Maureen M. Slentz Title: Vice President

By: /s/ RENEE LEWIS Name: Renee Lewis Title: Assistant Treasurer

Commitment: $65,000,000

COMMERZBANK AG, NEW YORK BRANCH, as a Bank

By: /s/ DOUGLAS P. TRAYNOR Name: Douglas P. Traynor Title: Senior Vice President

By: /s/ DAVID BUETTNER Name: David Buettner Title: Assistant Vice President

Commitment: $65,000,000

U.S. BANK NATIONAL ASSOCIATION, as a Bank

By: Name: Title:

Commitment: $65,000,000

BANK ONE, NA, as a Bank

By: /s/ SCOTT S. SOLLE Name: Scott S. Solle Title: Vice President

Commitment: $42,000,000

BANKERS TRUST COMPANY, as a Bank

By: /s/ STEVEN P. LEPHRAN Name: Steven P. Lephran Title: Director

Commitment: $42,000,000

BAYERISCHE HYPO-UND VEREINSBANK AG (NEW YORK BRANCH), as a Bank

By: Name: Title:

Commitment: $42,000,000

THE INDUSTRIAL BANK OF JAPAN, LIMITED, as a Bank

By: VICENTE L. TIMIRAOS Name: Vicente L. Timiraos Title: Joint General Manager

Commitment: $42,000,000

NATIONAL AUSTRALIA BANK LIMITED, as a Bank

By: Name: Title:

Commitment: $42,000,000

THE BANK OF NOVA SCOTIA, NEW YORK AGENCY, as a Bank

By: /s/ R.H. BOESE Name: R.H. Boese Title: Managing Director

Commitment: $31,000,000

WACHOVIA BANK, N.A., as a Bank

By: /s/ MARY F. HUGHES Name: Mary F. Hughes Title: SVP

Commitment: $31,000,000

UNION BANK OF CALIFORNIA, N.A., as a Bank

By: /s/ ANNETTE BILLINGSLEY Name: Annette Billingsley Title: Senior Vice President

Commitment: $31,000,000

LASALLE BANK NATIONAL ASSOCIATION, as a Bank

By: /s/ KLAY SCHMEISSER Name: Klay Schmeisser Title: V.P.

Commitment: $25,000,000

FIRSTAR BANK, NATIONAL ASSOCIATION, as a Bank

By: /s/ MAUREEN A DUNNE Name: Maureen A Dunne Title: Senior Vice President

Commitment: $25,000,000

THE NORTHERN TRUST COMPANY, as a Bank

By: Name: Title:

Commitment: $25,000,000

CHANG HWA COMMERCIAL BANK, LTD., L.A. BRANCH, as a Bank

By: Name: Title:

Commitment: $25,000,000

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